UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	May 26, 2015
(Date of earliest event reported)	May 20, 2015

ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

	We held our 2015 annual meeting of shareholders on May 20, 2015. The matters voted upon at the meeting and the results of such voting are set forth below.

1. The individuals set forth below were elected to the Board of Directors of the Company by a majority of the votes cast to serve one-year terms expiring at our 2016 annual meeting of shareholders as follows:

	Director	Votes For	Votes Against	Abstain	Broker Non-Votes

	James C. Day	157,829,235	1,975,981	693,696	28,196,974
	Julie H. Edwards	158,714,537	1,098,933	685,442	28,196,974
	William L. Ford	156,943,094	2,858,729	697,090	28,196,974
	John W. Gibson	155,507,928	3,926,550	1,064,434	28,196,974
	Steven J. Malcolm	158,254,981	1,466,979	776,952	28,196,974
	Jim W. Mogg	158,372,929	1,375,656	750,328	28,196,974
	Pattye L. Moore	157,264,939	2,544,230	689,743	28,196,974
	Gary D. Parker	157,264,754	2,473,132	761,026	28,196,974
	Eduardo A. Rodriguez	157,463,861	2,246,232	788,819	28,196,974
	Terry K. Spencer	157,832,974	1,960,285	705,653	28,196,974

	2. The appointment of PricewaterhouseCoopers LLP as independent auditor for the Company for the fiscal year ending December 31, 2015, was ratified by a majority of the votes cast as follows:

		Votes For 185,609,618	Votes Against 2,140,336	Abstain 945,932

3. The advisory vote on compensation paid to our named executive officers as disclosed in our Proxy Statement for the 2015 annual meeting, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, was approved by a majority of the votes cast as follows:

	Votes For 154,511,208	Votes Against 4,363,461	Abstain 1,624,244	Broker Non-Votes 28,196,974

Item 7.01		Regulation FD Disclosure

On May 20, 2015, we released a summary of the remarks made by Terry K. Spencer, president and chief executive officer, at our annual meeting of shareholders on May 20, 2015, regarding our 2014 performance. A copy of the news release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information disclosed in this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01		Financial Statements and Exhibits

	(d)	Exhibits

Exhibit Number	Description

99.1		News release issued by ONEOK, Inc. dated May 20, 2015 - Summary of President and CEO Remarks.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date:	May 26, 2015	By:	/s/ Derek S. Reiners
Derek S. Reiners Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	News release issued by ONEOK, Inc. dated May 20, 2015 - Summary of President and CEO Remarks.

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